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                          PLEDGE AND SECURITY AGREEMENT


                                     made by


                           CONTIFINANCIAL CORPORATION



                                   in favor of


                  CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH,

                               as Collateral Agent



                           Dated as of August 19, 1999

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                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

SECTION 1.DEFINED TERMS ...................................................    1

  1.1 Definitions .........................................................    1

  1.2 Other Definitional Provisions .......................................    3

SECTION 2 GRANT OF SECURITY INTEREST .......................................   4

  2.1 Collateral ...........................................................   4

  2.2 Grant of Security Interest in Collateral .............................   4

SECTION 3 REPRESENTATIONS AND WARRANTIES ...................................   5

  3.1 Representations in Credit Agreement ..................................   5

  3.2 Title; No Other Liens ................................................   5

  3.3 Perfection; Priority .................................................   5

  3.4 Chief Executive Office; Books and Records ............................   5

SECTION 4 COVENANTS ........................................................   6

  4.1 Generally ............................................................   6

  4.2 Covenants in Credit Agreement ........................................   6

  4.3 Payment of Obligations ...............................................   6

  4.4 Maintenance of Perfected Security Interest; Further Documentation ....   6

  4.5 Changes in Locations, Name, Etc ......................................   7

  4.6 Notices .............................................................    8

  4.7 Certificates, Instruments and Investment Property ...................    8

SECTION 5 REMEDIAL PROVISIONS ..............................................   9

  5.1 Sale of Collateral ..................................................    9

  5.2 Voting Rights .......................................................   10

  5.3 Proceeds to be Turned Over To Collateral Agent ......................   11

  5.4 Code and Other Remedies .............................................   11

  5.5 Waiver; Deficiency ..................................................   12

SECTION 6 THE COLLATERAL AGENT ............................................   12

  6.1 Collateral Agent's Appointment as Attorney-in-Fact, Etc .............   12

  6.2 Duty of Collateral Agent ............................................   14

  6.3 Execution of Financing Statements ...................................   14

  6.4 Authority of Collateral Agent .......................................   15

SECTION 7 MISCELLANEOUS ...................................................   15


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                                TABLE OF CONTENTS
                                   (continued)

                                                                           Page
                                                                           ----

  7.1 Amendments in Writing ...............................................   15

  7.2 Notices .............................................................   15

  7.3 No Waiver by Course of Conduct; Cumulative Remedies .................   15

  7.4 Enforcement Expenses; Indemnification ...............................   15

  7.5 Successors and Assigns ..............................................   16

  7.6 Set-Off .............................................................   16

  7.7 Counterparts ........................................................   17

  7.8 Severability ........................................................   17

  7.9 Section Headings ....................................................   17

  7.10 Integration ........................................................   17

  7.11 GOVERNING LAW ......................................................   17

  7.12 Submission To Jurisdiction; Waivers ................................   17

  7.13 Acknowledgements ...................................................   18

  7.14 Releases ...........................................................   18

  7.15 WAIVERS OF JURY TRIAL ..............................................   19

Annex 1 to Pledge and Security Agreement ...................................   1

Pledge and Security Agreement ..............................................   1

Annex 3 to Pledge and Security Agreement ...................................   2

Annex 4 to Pledge and Security Agreement ...................................   1

Annex 5 to Pledge and Security Agreement ...................................   1

                          PLEDGE AND SECURITY AGREEMENT

                  PLEDGE AND SECURITY AGREEMENT, dated as of August 19, 1999, made by ContiFinancial Corporation, a Delaware corporation (the "Grantor"), in favor of Credit Suisse First Boston, New York Branch ("CSFB"), as agent for the banks, financial institutions and other entities from time to time party to either or both of the Credit Agreement and the Reimbursement Agreement referred to below (the "Secured Parties" and CSFB, in such capacity, the "Collateral Agent").

                              W I T N E S S E T H:

                  WHEREAS, the Secured Parties have made extensions of credit to the Grantor pursuant to (i) the Credit Agreement dated as of January 7, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Grantor, the lenders party thereto and CSFB, as Administrative Agent, and (ii) the Amended and Restated Letter of Credit and Reimbursement Agreement dated as of September 9, 1997, as amended and restated as of August 21, 1998 (as further amended, amended and restated, supplemented or otherwise modified from time to time, the "Reimbursement Agreement" and together with the Credit Agreement, the "Agreements"), among the Grantor, the participating banks party thereto, CSFB, as Agent, and Dresdner Bank AG, New York Branch, as Issuing Bank; and

                  WHEREAS, the proceeds of the extensions of credit under the Agreements have been used in part to enable the Grantor to make valuable transfers to one or more of its Subsidiaries in connection with the operation of their respective businesses; and

                  WHEREAS, the Grantor has derived substantial direct and indirect benefit from the making of the extensions of credit under the Agreements; and

                  WHEREAS, it is a condition precedent to the obligation of the Secured Parties to amend the Agreements that the Grantor shall have executed and delivered this Agreement to the Collateral Agent;

                  NOW, THEREFORE, in consideration of the premises and to induce the Secured Parties to amend the Agreements, the Grantor hereby agrees with the Collateral Agent, for the ratable benefit of the Secured Parties, as follows:

                  SECTION 1. DEFINED TERMS

                  1.1 Definitions.

                  (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  (b) The following terms shall have the following meanings:

                  "Agreement" means this Pledge and Security Agreement.

                  "Collateral" has the meaning specified in Section 2.

                  "Control" has the meaning specified in the Uniform Commercial Code in effect in the State of New York on the date hereof and, to the extent the category of property or rights is expanded by any subsequent amendment of such statute, as so expanded from and after the date such amendment becomes effective.

                  "General Intangibles" means all "general intangibles" as such term is defined in Section 9-106 of the Uniform Commercial Code in effect in the State of New York on the date hereof and, to the extent the category of property or rights is expanded by any subsequent amendment of such statute, as so expanded from and after the date such amendment becomes effective and, General Intangibles in any event, includes with respect to the Grantor, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which the Grantor is a party or under which the Grantor has any right, title or interest or to which the Grantor or any property of the Grantor is subject, as the same may from time to time be amended, supplemented or otherwise modified, including (i) all rights of the Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of the Grantor to damages arising thereunder and (iii) all rights of the Grantor to perform and to exercise all remedies thereunder, in each case to the extent the grant by the Grantor of a security interest pursuant to this Agreement in its right, title and interest in such contract, agreement, instrument or indenture is not prohibited by such contract, agreement, instrument or indenture without the consent of any other party thereto, would not give any other party to such contract, agreement, instrument or indenture the right to terminate its obligations thereunder, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from the other parties hereto (it being understood that the foregoing shall not be deemed to obligate the Grantor to obtain such consents); provided, however, that the foregoing limitation shall not affect, limit, restrict or impair the grant by the Grantor of a security interest pursuant to this Agreement in any receivable or any money or other amounts due or to become due under any such contract, agreement, instrument or indenture.

                  "Instruments" has the meaning specified in the Uniform Commercial Code in effect in the State of New York on the date hereof and, to the extent the category of property or rights is expanded by any subsequent amendment of such statute, as so expanded from and after the date such amendment becomes effective.

                  "Investment Property" means all "investment property" as such term is specified in the Uniform Commercial Code in effect in the State of New York on the date hereof and, to the extent the category of property or rights is expanded by any subsequent amendment of such statute, as so expanded from and after the date such amendment becomes effective.

                  "New York UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, in the event that, by reason of


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mandatory provisions of law, any or all of the attachment, perfection or priority of the Collateral Agent's and the Secured Parties' security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "New York UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

                  "Obligations" means the Loans (as defined in the Credit Agreement or the Reimbursement Agreement), obligations under any Letter of Credit and all other advances, debts, liabilities, obligations, covenants and duties owing by the Grantor to the Agent under the Reimbursement Agreement, the Administrative Agent under the Credit Agreement, the Collateral Agent, any other Secured Party, the Issuing Bank (as defined in the Reimbursement Agreement), the Swingline Lender, any Affiliate of any of them or any indemnitee, of every type and description, present or future, whether or not evidenced by any note, guaranty or other instrument, arising under this Agreement or under the Agreements, whether or not for the payment of money, whether arising by reason of an extension of credit, opening or amendment of a Letter of Credit or payment of any draft drawn thereunder, loan, guaranty, indemnification, foreign exchange transaction or in any other manner, whether direct or indirect (including, without limitation, those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term "Obligations" includes, without limitation, all interest, charges, expenses, fees, attorneys' fees and disbursements and any other sum chargeable to the Grantor under this Agreement or the Agreements and all obligations of the Grantor to cash collateralize obligations under a Letter of Credit, if any.

                  "Proceeds" means all "proceeds" as such term is defined in
Section 9-306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, shall include, without limitation,
(a) all dividends or other income from the Collateral, collections thereon or distributions or payments with respect thereto, including any Instruments, General Intangibles and Investment Property received in connection therewith, and any amounts deposited in any overcollateralization account or reserve account which is payable with respect to any Collateral (b) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Grantor from time to time with respect to any of the Collateral, (c) any and all payments (in any form whatsoever) made or due and payable to the Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of Governmental Authority) and (d) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  1.2 Other Definitional Provisions. (a) The words "hereof," "herein," "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular section, subsection or clause


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

in this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

                  (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to the Grantor, shall refer to the Grantor's Collateral or the relevant part thereof.

                  (d) References herein to an Exhibit, Schedule, Article, Section, subsection or clause refer to the appropriate Exhibit or Schedule to, or Article, Section, subsection or clause in this Agreement.

                  (e) Any reference in this Agreement to the Agreements shall include all appendices, exhibits and schedules thereto, and, unless specifically stated otherwise all amendments, restatements, supplements or other modifications thereto, and as the same may be in effect at any and all times such reference becomes operative.

                  (f) The term "including" when used herein means "including without limitation" unless the context otherwise requires.

                  (g) The terms "Secured Parties" and "Collateral Agent" include their respective successors.

                  SECTION 2. GRANT OF SECURITY INTEREST

                  2.1 Collateral. For the purposes of this Agreement, all of the following property now owned or at any time hereafter acquired by the Grantor or in which the Grantor now has or at any time in the future may acquire any right, title or interests is collectively referred to as the "Collateral":

                  (a) those certain Excess Spread Receivables listed on Annex 2 hereto and all certificates and documents, if any, representing any such Collateral or relating thereto;

                  (b) all books and records pertaining to the Collateral; and

                  (c) to the extent not otherwise included, all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, all dividends, cash, interest, all instruments and other property and Proceeds and products from time to time received, receivable or otherwise distributed in respect of the Collateral or in exchange therefore.

                  2.2 Grant of Security Interest in Collateral. As collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, the Grantor hereby collaterally assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Agent,


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and grants to the Collateral Agent, for the ratable benefit of the Secured
Parties, a security interest in all of its right, title and interest in, to and under the Collateral.

                  SECTION 3. REPRESENTATIONS AND WARRANTIES

                  To induce the Secured Parties to amend the Agreements, the Grantor hereby represents and warrants to the Secured Parties that:

                  3.1 Representations in Credit Agreement. The representations and warranties set forth in Article III of the Credit Agreement and Article III of the Reimbursement Agreement are hereby incorporated herein by reference, are true and correct, and the Collateral Agent and each Secured Party shall be entitled to rely on each of them as if they were fully set forth herein.

                  3.2 Title; No Other Liens. (a) Except for the security interests granted to the Collateral Agent for the ratable benefit of the Secured Parties pursuant to this Agreement, the Grantor is the legal and beneficial owner of and has good and marketable title to the Collateral on Annex 2 and owns each item of such Collateral free and clear of any and all Liens, or options in favor of, or claims of any other Person. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Collateral Agent, for the benefit of the Secured Parties, pursuant to this Agreement or as are permitted by the Agreements.

                  (b) All Collateral in certificated form has been delivered to the Collateral Agent.

                  3.3 Perfection; Priority.

                  (a) Upon (i) the completion of the filings and other actions specified on Annex 1 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Collateral Agent in completed and duly executed form), (ii) the delivery to the Collateral Agent of all certificates representing Collateral that consist of certificated securities and (iii) the Collateral Agent having obtained Control over such Investment Property, the security interests granted pursuant to this Agreement will constitute valid and continuing perfected security interests in the Collateral in favor of the Collateral Agent, for the benefit of the Secured Parties, having the priority ascribed to such security interests in Section 3.3(b).

                  (b) Upon the completion of the filings and other actions specified in Section 3.3(a) and on Annex 1 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Collateral Agent in completed and duly executed form), the security interests granted pursuant to this Agreement are prior to all other Liens on the Collateral in existence on the date hereof.

                  3.4 Chief Executive Office; Books and Records. On the date hereof, the Grantor's jurisdiction of organization, the location of the Grantor's chief executive office


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or sole place of business and the place where its records concerning the
Collateral are kept are specified on Annex 4.

                  SECTION 4. COVENANTS

                  The Grantor covenants and agrees with the Secured Parties that, from and after the date of this Agreement until the obligations under the Credit Agreement and the Reimbursement Agreement shall have been paid in full, no Letter of Credit (as defined in the Reimbursement Agreement) shall be outstanding and the Commitments shall have terminated:

                  4.1 Generally. The Grantor shall (i) except for the security interest created by this Agreement, not create or suffer to exist any Lien upon or with respect to any of the Collateral; (ii) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral; and (iii) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith; provided, however, that the Grantor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against the Grantor or any of the Collateral as a result of the failure to make such payment. The Grantor shall not sell, transfer or assign (by operation of law or otherwise) any Collateral except as contemplated in this Agreement.

                  4.2 Covenants in Credit Agreement. The Grantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default under the Agreements is caused by the failure to take such action or to refrain from taking such action by the Grantor.

                  4.3 Payment of Obligations. The Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of the Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

                  4.4 Maintenance of Perfected Security Interest; Further Documentation.

                  (a) The Grantor shall maintain the security interests created by this Agreement as perfected security interests having at least the priorities described in


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Section 3.3 and shall defend such security interests against the claims and demands of all Persons.

                  (b) The Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

                  (c) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of the Grantor, the Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby.

                  (d) The Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor. The Grantor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by Grantor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

                  4.5 Changes in Locations, Name, Etc.

                  (a) The Grantor will not, except upon 30 days' prior written notice to the Collateral Agent and delivery to the Collateral Agent of all additional executed financing statements and other documents reasonably requested by the Collateral Agent to maintain the validity, perfection and priority of the security interests provided for herein:

                  (i) change the location of its chief executive office or sole place of business from that referred to in Section 3.4; or

                  (ii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Collateral Agent in connection with this Agreement would become misleading.

                  (b) The Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. The Grantor will, if so requested by the Collateral Agent, furnish to the Collateral Agent, as often as the Collateral Agent reasonably requests, statements and schedules further identifying and describing the Collateral and the transaction generating the Collateral related thereto, such other reports in connection with the Collateral as the Collateral Agent may reasonably request and any information that the Collateral Agent may reasonably request in order to perform an evaluation of the Collateral, all in


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

reasonable detail. The Grantor will mark its books and records pertaining to the Collateral to evidence this Agreement and the Lien and security interests granted hereby. For the Secured Parties' further security, the Grantor agrees that the Secured Parties shall have a special property interest in all of the Grantor's books and records pertaining to the Collateral. At any time, upon reasonable notice from the Collateral Agent, the Grantor shall permit any representative of the Collateral Agent to inspect such books and records and will provide photocopies thereof to the Collateral Agent.

                  4.6 Notices. The Grantor will advise the Collateral Agent, promptly and in reasonable detail, of any Lien (other than security interests created hereby or Liens permitted under the Agreements) on any of the Collateral.

                  4.7 Certificates, Instruments and Investment Property.

                  (a) The Grantor will deliver all certificates or Instruments representing or evidencing the Collateral or, subject to Section 5, any amounts payable under or in connection therewith, whether now arising or hereafter acquired or arising to the Collateral Agent, and held by or on behalf of the Collateral Agent pursuant hereto, in suitable form for transfer by delivery or, as applicable, accompanied by the Grantor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. The Collateral Agent shall have the right, at any time in its discretion and without notice to the Grantor, to transfer to or to register in its name or in the name of its nominees any or all certificates, Instruments or Investment Property constituting Collateral. The Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing any Collateral for certificates or instruments of smaller or larger denominations.

                  (b) Subject to Section 5, the Grantor shall be entitled to exercise all voting, consent and corporate rights with respect to the Collateral; provided, however, that no vote shall be cast, no consent shall be given, no corporate right shall be exercised and no other action shall be taken by the Grantor which, in the Collateral Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, the Reimbursement Agreement or this Agreement.

                  (c) The Grantor hereby agrees that it shall not grant Control over any Collateral to any Person other than the Collateral Agent.

                  (d) Subject to Section 5, the Grantor shall be entitled to receive all payments, including any and all dividends, made in respect of the Collateral paid in the normal course of business of the relevant issuer thereof and consistent with past practice, to the extent permitted in the Agreements. Any sums paid or other property distributed upon or in respect of the Collateral upon the liquidation or dissolution of any issuer thereof shall be paid over to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with


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

respect to such Collateral pursuant to the recapitalization or reclassification of the capital of any issuer thereof or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Collateral shall be received by the Grantor, the Grantor shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Secured Parties, segregated from other funds of the Grantor, as additional collateral security for the Obligations.

                  (e) Without the prior written consent of the Collateral Agent, the Grantor will not (i) vote to enable, or take any other action to permit, any issuer of Investment Property or other Collateral to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any issuer thereof, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, any Collateral or the Proceeds thereof (except pursuant to a transaction expressly permitted by the Agreements), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral or the Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of the Grantor or the Collateral Agent to sell, assign or transfer any of the Collateral or Proceeds thereof.

                  (f) Upon request of the Collateral Agent, the Grantor shall cause each Person which is an issuer of an uncertificated security included in the Collateral to execute and deliver all instruments and documents, and take all further action that the Collateral Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted in such uncertificated securities, to establish Control by the Collateral Agent over such Collateral or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to such Collateral, including and as applicable, (i) register the security interest granted hereby upon the books of such Person in accordance with Article 8 of the New York UCC and (ii) deliver to the Collateral Agent an Acknowledgment of Pledge, duly executed by such the issuer of the applicable uncertificated security, in substantially the form of Annex 3.

                  SECTION 5. REMEDIAL PROVISIONS

                  5.1 Sale of Collateral. The Grantor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Collateral, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale. The Collateral Agent shall be under no obligation to delay a sale of any of the Collateral for the period of time necessary to permit the issuer thereof to register such


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

securities for public sale under the Securities Act, or under applicable state securities laws, even if such issuer would agree to do so.

                  5.2 Voting Rights.

                  (a) If an Event of Default under the Credit Agreement or the Reimbursement Agreement shall occur and be continuing (other than an Event of Default arising under clause (f) of Article VII of the Agreements) and the Collateral Agent shall have provided notice to the Grantor of the acceleration of the obligations outstanding under the Agreements and shall have commenced enforcement action in respect thereof, (i) the Collateral Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Collateral and make application thereof to the Obligations in the order set forth in the Agreements, and (ii) the Collateral Agent or its nominee may exercise (x) all voting, consent, corporate and other rights pertaining to such Collateral at any meeting of shareholders of the relevant issuer or issuers thereof or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any and all of the Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any issuer thereof, or upon the exercise by the Grantor or the Collateral Agent of any right, privilege or option pertaining to such Collateral, and in connection therewith, the right to deposit and deliver any and all of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine), all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to the Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing. IN ORDER TO PERMIT THE COLLATERAL AGENT TO EXERCISE THE VOTING AND OTHER CONSENSUAL RIGHTS WHICH IT MAY BE ENTITLED TO EXERCISE PURSUANT HERETO AND TO RECEIVE ALL DIVIDENDS AND OTHER DISTRIBUTIONS WHICH IT MAY BE ENTITLED TO RECEIVE HEREUNDER, (I) THE GRANTOR SHALL PROMPTLY EXECUTE AND DELIVER (OR CAUSE TO BE EXECUTED AND DELIVERED) TO THE COLLATERAL AGENT ALL SUCH PROXIES, DIVIDEND PAYMENT ORDERS AND OTHER INSTRUMENTS AS THE COLLATERAL AGENT MAY FROM TIME TO TIME REASONABLY REQUEST AND (II) WITHOUT LIMITING THE EFFECT OF CLAUSE (I) ABOVE, THE GRANTOR HEREBY GRANTS TO THE COLLATERAL AGENT AN IRREVOCABLE PROXY TO VOTE THE INVESTMENT PROPERTY OR OTHER COLLATERAL AND TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS), WHICH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY INVESTMENT PROPERTY

OR OTHER COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY OTHER PERSON (INCLUDING THE ISSUER OF SUCH INVESTMENT PROPERTY OR OTHER COLLATERAL OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE CONTINUATION OF AN EVENT OF DEFAULT UNDER THE CREDIT AGREEMENT OR THE REIMBURSEMENT AGREEMENT, AND WHICH PROXY SHALL ONLY TERMINATE UPON THE PAYMENT IN FULL OF THE OBLIGATIONS.

                  (b) The Grantor hereby authorizes and instructs each issuer of any Collateral pledged by the Grantor hereunder to (i) comply with any instruction received by it from the Collateral Agent in writing that (x) states that an Event of Default under the Credit Agreement or the Reimbursement Agreement has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Grantor, and the Grantor agrees that each such issuer shall be fully protected in so complying and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to such Investment Property directly to the Collateral Agent.

                  5.3 Proceeds to be Turned Over To Collateral Agent. If an Event of Default under the Credit Agreement or the Reimbursement Agreement shall occur and be continuing (other than an Event of Default arising under clause (f) of Article VII of the Agreements) and the Collateral Agent shall have provided notice to the Grantor of the acceleration of the obligations outstanding under the Agreements and shall have commenced enforcement action in respect thereof, all Proceeds received by the Grantor consisting of cash, checks and other near-cash items shall be held by the Grantor in trust for the Collateral Agent and the other Secured Parties, segregated from other funds of the Grantor, and shall, forthwith upon receipt by the Grantor, be turned over to the Collateral Agent in the exact form received by the Grantor (duly indorsed by the Grantor to the Collateral Agent, if required). All Proceeds received by the Collateral Agent hereunder shall be held by the Collateral Agent in a deposit account maintained under its sole dominion and control. All Proceeds, while held by the Collateral Agent in such deposit account (or by the Grantor in trust for the Collateral Agent and the other Secured Parties), shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in the Credit Agreement or the Reimbursement Agreement, as applicable.

                  5.4 Code and Other Remedies. If an Event of Default under the Credit Agreement or the Reimbursement Agreement shall occur and be continuing, the Collateral Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof

(or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Collateral Agent or any other Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent or any other Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Grantor, which right or equity is hereby waived and released. The Grantor further agrees, at the Collateral Agent's request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at the Grantor's premises or elsewhere. The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section 5.4, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent and any other Secured Party hereunder, including reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Credit Agreement or the Reimbursement Agreement, as applicable, shall proscribe, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including Section 9-504(1)(c) of the New York UCC, need the Collateral Agent account for the surplus, if any, to the Grantor. To the extent permitted by applicable law, the Grantor waives all claims, damages and demands it may acquire against the Collateral Agent or any other Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

                  5.5 Waiver; Deficiency. The Grantor waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 of the New York UCC. The Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Collateral Agent or any other Secured Party to collect such deficiency.

                  SECTION 6. THE COLLATERAL AGENT

                  6.1 Collateral Agent's Appointment as Attorney-in-Fact, Etc.

                  (a) The Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, the Grantor hereby gives the Collateral Agent the power and right, on behalf of the Grantor, without notice to or assent by the Grantor, to do any or all of the following:

            (i) in the name of the Grantor or in its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due with respect to any Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due with respect to any Collateral whenever payable;

            (ii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

            (iii) execute, in connection with any sale provided for in Section 5.4, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

            (iv) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against the Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate; and (7) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent's option and the Grantor's expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral and the Collateral Agent's and the other Secured Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as the Grantor might do.

Anything in this Section 6.1(a) to the contrary notwithstanding, the Collateral Agent agrees that it will not exercise any rights under the power of attorney provided for in this

Section 6.1(a) unless an Event of Default under the Credit Agreement or the Reimbursement Agreement shall be continuing.

                  (b) If the Grantor fails to perform or comply with any of its agreements contained herein, the Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

                  (c) The expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Section 6.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Loans that are ABR Loans under the Credit Agreement, from the date of payment by the Collateral Agent to the date reimbursed by the relevant Grantor, shall be payable by the Grantor to the Collateral Agent on demand.

                  (d) The Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

                  6.2 Duty of Collateral Agent. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. Neither the Collateral Agent or any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Collateral Agent and the other Secured Parties hereunder are solely to protect the Collateral Agent's and the other Secured Parties' interests in the Collateral and shall not impose any duty upon the Collateral Agent or other Secured Party to exercise any such powers. The Collateral Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

                  6.3 Execution of Financing Statements. Pursuant to Section 9-402 of the New York UCC and any other applicable law, the Grantor authorizes the Collateral Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of the Grantor in such form and in such offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

                  6.4 Authority of Collateral Agent. The Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Grantor, the Collateral Agent shall be conclusively presumed to be acting as agent for the Collateral Agent and the other Secured Parties with full and valid authority so to act or refrain from acting, and the Grantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

                  SECTION 7. MISCELLANEOUS

                  7.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with 9.02 of the Credit Agreement.

                  7.2 Notices. All notices, requests and demands to or upon the Collateral Agent or the Grantor hereunder shall be effected in the manner provided for in Section 9.01 of the Credit Agreement or Section 9.01 of the Reimbursement Agreement; provided, however, that any such notice, request or demand to or upon the Grantor shall be addressed to the Grantor at its notice address set forth on Annex 5.

                  7.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Collateral Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 7.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default under the Credit Agreement or the Reimbursement Agreement, as applicable. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or such other Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                  7.4 Enforcement Expenses; Indemnification.

                  (a) The Grantor agrees to pay or reimburse the Collateral Agent and each other Secured Party for all its costs and expenses incurred in enforcing or preserving any rights under this Agreement and the Agreements, including the reasonable fees and disbursements of counsel (including the allocated reasonable fees and expenses of in-house counsel) to each Secured Party.

                  (b) The Grantor agrees to pay, and to save the Collateral Agent and each other Secured Party harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

                  (c) The Grantor agrees to pay, and to save the Collateral Agent and each other Secured Party and each Affiliate of the Collateral Agent and any other Secured Party harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Grantor would be required to do so pursuant to the Credit Agreement or the Reimbursement Agreement, as applicable.

                  (d) The agreements in this Section 7.4 shall survive repayment of the Obligations and all other amounts payable under the Agreements.

                  7.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Grantor and shall inure to the benefit of the Collateral Agent and each other Secured Party and their successors and assigns; provided, however, that the Grantor may not assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent.

                  7.6 Set-Off. The Grantor hereby irrevocably authorizes the Collateral Agent, each other Secured Party and each of their respective Affiliates at any time and from time to time, without notice to the Grantor , any such notice being expressly waived by the Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Collateral Agent, such other Secured Party or any of their respective Affiliates to or for the credit or the account of the Grantor, or any part thereof in such amounts as the Collateral Agent, such other Secured Party or any of their respective Affiliates, as the case may be, may elect, against and on account of the obligations and liabilities of the Grantor to the Collateral such Agent such other Secured Party or any such Affiliate hereunder and claims of every nature and description of the Collateral Agent, such other Secured Party or any of their respective Affiliates, as the case may be, against the Grantor, in any currency, whether arising hereunder, under the Credit Agreement, the Reimbursement Agreement or otherwise, as the Collateral Agent, such other Secured Party or any of their respective Affiliates, as the case may be, may elect, whether or not the Collateral Agent, such other Secured Party or any of their respective Affiliates, as the case may be, has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Collateral Agent, such other Secured Party or any of their respective Affiliates, as the case may be, shall notify the Grantor promptly of any such set-off and the application made by the Collateral Agent, such other Secured Party or any of their respective Affiliates, as the case may be, of the proceeds thereof, provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Collateral Agent, such other Secured Party or any of their respective Affiliates, as the case may be, under this Section 7.6 are in addition to other rights and remedies (including other rights of set-off) which the Collateral Agent, such other Secured Party or any of their respective Affiliates, as the case may be, may have.

                  7.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  7.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  7.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  7.10 Integration. This Agreement and the Agreements represent the agreement of the Grantor, the Collateral Agent and each other Secured Party with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent or other Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the Agreements.

                  7.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  7.12 Submission To Jurisdiction; Waivers. The Grantor hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the Credit Agreement and the Reimbursement Agreement to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid; to the Grantor at its address referred to in Section 7.2 or at such other address of which the Collateral Agent shall have been notified pursuant thereto;

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damage.

                  7.13 Acknowledgements. The Grantor hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the Credit Agreement and the Reimbursement Agreement;

                  (b) neither the Collateral Agent nor any Secured Party has any fiduciary relationship with or duty to the Grantor arising out of or in connection with this Agreement or any of the Credit Agreement and the Reimbursement Agreement, and the relationship between the Grantor, on the one hand, and the Collateral Agent and Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture is created hereby or by the Credit Agreement or the Reimbursement Agreement or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Grantor and the Secured Parties.

                  7.14 Releases.

                  (a) At such time as the Loans and the Obligations shall have been paid in full, the Commitments have been terminated and no Letters of Credit (as defined in the Reimbursement Agreement) shall be outstanding which are not cash collateralized or backstopped to the satisfaction of the Secured Parties, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and the Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantor. At the request and sole expense of the Grantor following any such termination, the Collateral Agent shall deliver to the Grantor any Collateral held by the Collateral Agent hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

                  (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by the Grantor in a transaction permitted by the Agreements, then the Collateral Agent, at the request and sole expense of the Grantor, shall execute and deliver to the Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral.

                  7.15 WAIVERS OF JURY TRIAL. THE SECURED PARTIES AND THE GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE CREDIT AGREEMENT OR THE REIMBURSEMENT AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  IN WITNESS WHEREOF, each of the undersigned has caused this Pledge and Security Agreement to be duly executed and delivered as of the date first above written.

                                       CONTIFINANCIAL CORPORATION


                                       By:  ________________________________
                                            Name:/s/Alan Fishman
                                            Title: Authorized Signatory


                                       By:  ________________________________
                                            Name:/s/Frank Baier
                                            Title: Authorized Signatory

                                   Annex 1 to
                          Pledge and Security Agreement


                     UCC FILINGS AND OTHER NECESSARY ACTION


UCC-1 Financing Statements to be filed in the following jurisdictions:


New York State


New York County


                                      A1-1

                                   Annex 2 to
                          Pledge and Security Agreement


                            EXCESS SPREAD RECEIVABLES

--------------------------------------------------------------------------------
CERTIFICATE                                                           PERCENTAGE
                                                                       INTEREST
--------------------------------------------------------------------------------
ContiMortgage Home Equity Loan Trust 1997-4, Home Equity Loan            48.18%
Pass-Through  Certificate, Interest Only Class C Certificate,
issued pursuant to that certain Pooling and Servicing Agreement dated as of September 1, 1997 among ContiSecurities Asset Funding Corp., as
Depositor, ContiMortgage Corporation, as Seller and Servicer,
ContiWest Corporation, as Seller, and Manufacturers and Traders Trust
Company, as Trustee, as the same may be amended from time to time.
--------------------------------------------------------------------------------
ContiMortgage Home Equity Loan Trust 1997-4, Home Equity Loan          14.6771%
Pass-Through Certificate, Interest Only Class C Certificate,
issued pursuant to that certain Pooling and Servicing Agreement dated as of September 1, 1997 among ContiSecurities Asset Funding Corp., as
Depositor, ContiMortgage Corporation, as Seller and Servicer,
ContiWest Corporation, as Seller, and Manufacturers and Traders Trust
Company, as Trustee, as the same may be amended from time to time.
--------------------------------------------------------------------------------
ContiMortgage Home Equity Loan Trust 1998-1, Home Equity Loan            48.18%*
Pass-Through Certificate, Interest Only Class C Certificate,
issued pursuant to that certain Pooling and Servicing Agreement dated as of March 1, 1998 among ContiSecurities Asset Funding Corp., as
Depositor, ContiMortgage Corporation, as Seller and Servicer,
ContiWest Corporation, as Seller, and Manufacturers and Traders Trust
Company, as Trustee, as the same may be amended from time to time.
--------------------------------------------------------------------------------
ContiMortgage Home Equity Loan Trust 1998-1, Home Equity Loan            51.82%*
Pass-Through Certificate, Interest Only Class C  Certificate,
issued pursuant to that certain Pooling and Servicing Agreement dated as of March 1, 1998 among ContiSecurities Asset Funding Corp., as
Depositor, ContiMortgage Corporation, as Seller and Servicer,
ContiWest Corporation, as Seller, and Manufacturers and Traders Trust
Company, as Trustee, as the same may be amended from time to time.
--------------------------------------------------------------------------------
ContiMortgage Home Equity Loan Trust 1999-1, Home Equity Loan            100%
Pass-Through Certificate, Interest Only Class C Certificate,
issued pursuant to that certain Pooling and Servicing Agreement dated as of March 1, 1999 among ContiSecurities Asset Funding Corp., as
Depositor, ContiMortgage Corporation, as Seller and Servicer,
ContiWest Corporation, as Seller, and Manufacturers and Traders Trust
Company, as Trustee, as the same may be amended from time to time.
--------------------------------------------------------------------------------
ContiMortgage Home Equity Loan Trust 1999-2, Home Equity Loan            100%
Pass-Through Certificate, Interest Only Class C  Certificate,
issued pursuant to that certain Pooling and Servicing Agreement dated as of March 1, 1999 among ContiSecurities Asset Funding Corp., as
Depositor, ContiMortgage Corporation, as Seller and Servicer,
ContiWest Corporation, as Seller, and Manufacturers and Traders Trust
Company, as Trustee, as the same may be amended from time to time.
--------------------------------------------------------------------------------
ContiMortgage Home Equity Loan Trust 1999-3, Home Equity Loan             100%
Pass-Through Certificate, Interest Only Class C Certificate, issued pursuant to that certain Pooling and Servicing Agreement dated as of
June 1, 1999 among ContiSecurities Asset Funding Corp., as Depositor, ContiMortgage Corporation, as Seller and Servicer, ContiWest
Corporation, as Seller, Norwest Bank Minnesota, National Association,
as Master Servicer, and Manufacturers and Traders Trust Company, as
Trustee, as the same may be amended from time to time.
--------------------------------------------------------------------------------

--------
* The percentage interests of these two certificates represent 100% of the Class C certificates for the 1998-1 series. The total percentage interest being pledged to the Secured Parties is 86.602%. The remaining 13.398% shall be retained by the Grantor.

                                   Annex 3 to
                          Pledge and Security Agreement

                            Acknowledgment Of Pledge

                  The undersigned hereby acknowledges receipt of a copy of the Pledge and Security Agreement, dated as of August 19, 1999 (the "Agreement"), made by the Grantors party thereto in favor of Credit Suisse First Boston, New York Branch as Collateral Agent. The undersigned agrees for the benefit of the Secured Parties as follows:

                  1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

                  2. The terms of Section 5.2(b) of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 5.2(b) of the Agreement.

                                             [NAME OF ISSUER]


                                             By:
                                             Name:
                                             Title:


Address for Notices

                                   Annex 4 to
                          Pledge and Security Agreement


                 CHIEF EXECUTIVE OFFICE AND LOCATION OF RECORDS


ContiFinancial Corporation
277 Park Avenue
New York, New York 10172

                                   Annex 5 to
                          Pledge and Security Agreement
                          -----------------------------

                               ADDRESS FOR NOTICES


ContiFinancial Corporation
277 Park Avenue
New York, New York 10172

Attention:  Allan Fishman
Fax #:  (212) 207-2868


         with a copy to:

Dewey Ballantine LLP
1301 Avenue of the Americas
New York, New York 10019-6092

Attention:  Rich Miller
Fax #:  (212) 259-6333